Neuberger Berman Equity Funds®
Supplement to the Summary Prospectuses and Prospectuses, each dated December 18, 2015, and Statement of Additional Information, dated December 18, 2015
Neuberger Berman Genesis Fund

Michael Bowyer, Associate Portfolio Manager to Neuberger Berman Genesis Fund (the “Fund”), has announced his decision to retire from the asset management business on July 31, 2016. Mr. Bowyer will cease his portfolio management responsibilities at that time.

Judith Vale and Robert D’Alelio will continue as Portfolio Managers of the Fund. Brett Reiner and Gregory Spiegel will continue as Associate Portfolio Managers of the Fund.

Effective July 31, 2016, all references to Mr. Bowyer in the Fund’s summary prospectuses, prospectuses, and statement of additional information are deleted in their entirety.

The date of this supplement is February 17, 2016.

Please retain this supplement for future reference.

Neuberger Berman Management LLC 605 Third Avenue 2nd Floor New York, NY 10158-0180 800-877-9700 Institutional Services: 800-366-6264 Website: www.nb.com